EVEREST RE GROUP, LTD.

                             -----------------------

            AMENDED NOTICE OF ANNUAL GENERAL MEETING OF
                                  SHAREHOLDERS
                             TO BE HELD MAY 22, 2003

TO THE SHAREHOLDERS OF EVEREST RE GROUP, LTD.:

The Annual General Meeting of Shareholders of Everest Re Group, Ltd. (the "Company"), a Bermuda company, will be held at the Royal Pavilion Hotel, Porters, St. James, Barbados on THURSDAY, May 22, 2003 at 11:00 a.m., for the following purposes:

         1. To elect three Class I Directors of the Company, each to serve for a three-year period to expire at the 2006 Annual General Meeting of Shareholders or until such director's successor shall have been duly elected or appointed or until such director's office is otherwise vacated.

         2. To appoint PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2003 and authorize the Board of Directors of the Company, acting by the Audit Committee of the Board of Directors, to set the fees for the independent auditors.

         3. To consider and approve the Everest Re Group, Ltd. 2003 Non-Employee Director Equity Compensation Plan as described in the COMPANY'S Proxy Statement DATED 11 APRIL, 2003.

         4. To consider and act upon any other business, if any, as may properly come before the meeting and any and all adjournments thereof.

         The Company's financial statements for the year ended December 31, 2002 together with the report of the Company's auditor in respect of these financial statements, as approved by the Company's Board of Directors, will be presented at this Annual General Meeting.

         Only shareholders of record, as shown by the transfer books (Register of Members) of the Company, at the close of business on March 27, 2003 are entitled to notice of, and to vote at, the Annual General Meeting.

         You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed proxy and return it promptly in the postage prepaid envelope provided for that purpose.

                                   By Order of the Board of Directors
                                   Joseph A. Gervasi, Secretary

April 14, 2003
Hamilton, Bermuda

                             EVEREST RE GROUP, LTD.

                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                       THURSDAY, MAY 22, 2003, 11:00 A.M.
                              ROYAL PAVILION HOTEL
                          PORTERS, ST. JAMES, BARBADOS




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                                      PROXY

                             EVEREST RE GROUP, LTD.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P
R         The undersigned hereby appoints J.V. Taranto,  S.L. Limauro,  and J.A.
O Gervasi, and each of them, as proxies of the undersigned, each with full X power to act without the others and with full power of substitution, to Y vote all the Common Shares of EVEREST RE GROUP, LTD. held in the name of the undersigned at the close of business on March 27, 2003, at the Annual General Meeting of Shareholders to be held on May 22, 2003, at the Royal Pavilion Hotel, Porters, St. James, Barbados at 11:00 a.m. (local time), and at any adjournment or postponement thereof, with all the powers the undersigned would have if personally present, on the matters set forth hereon in accordance with any directions given by the undersigned and, in their discretion, on all other matters that may properly come before the Annual General Meeting, all in accordance with the accompanying Notice and Proxy Statement, receipt of which is acknowledged.

          YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

EVEREST RE GROUP, LTD.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8523
EDISON, NJ 08818-8523





                              VOTER CONTROL NUMBER
                    ----------------------------------------


                    ----------------------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.
                             (FOR INTERNAL USE ONLY)





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     PLEASE MARK YOUR                                                     | 6287
[X]  VOTES AS IN THIS                                                     |
     EXAMPLE.                                                             +---


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

--------------------------------------------------------------------------------
                             EVEREST RE GROUP, LTD.
--------------------------------------------------------------------------------

                                     FOR     WITHHELD

1.   Election of   FOR ALL NOMINEES  [_]        [_]         WITHHOLD
     Directors    LISTED (EXCEPT AS                        AUTHORITY
                    MARKED TO THE                         TO VOTE FOR
                      CONTRARY)                         NOMINEES LISTED


     To elect Martin Abrahams, John R. Dunne and
     John A. Weber as Directors of the Company for a three-year term ending in 2006.

[_]  FOR all nominees except as written above.

2.   To appoint PricewaterhouseCoopers, LLP as the    FOR     AGAINST    ABSTAIN
     Company's independent auditors for the year      [_]       [_]        [_]
     ending December 31, 2003 and authorize the Board of Directors acting by the Audit
     Committee of the Board to set the fees for the independent auditors.

3.   To approve the adoption of the Everest Re        [_]       [_]        [_]
     Group, Ltd. 2003 Non-Employee Director Equity
     Compensation Plan.


In their discretion, upon such other matters as may properly come before the meeting, and any and all adjournments thereof, all in accordance with the accompanying Notice and Proxy Statement, receipt of which is acknowledged.

IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED THEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE SHARES WILL BE VOTED ACCORDINGLY. IF NOT OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Signature:_________________________________________________  Date:______________

Signature:_________________________________________________  Date:______________

Sign exactly as name appears hereon. When signing in a representative capacity, please give full title.